Q2 2019 Operations Report August 6, 2019 Exhibit 99.2

Defining the “New Devon” World-class U.S. oil portfolio Unrivaled acreage position in top basins Multi-decade growth inventory Resource depth allows for portfolio high-grading Disciplined returns-driven strategy Aggressively improving cost structure Growing higher-margin oil production Generating free cash flow Delivering value to shareholders Committed to return of capital Capital-efficient per-share growth 21 MBOED (73% OIL) STACK 124 MBOED (25% OIL) POWDER RIVER EAGLE FORD 49 MBOED (48% OIL) 120 MBOED (56% OIL) DELAWARE Production: 321 MBOED (Q2 2019) Revenue: 72% oil Oil growth rate: 18%-20% in 2019 (pg. 12) Multi-decade growth inventory New Devon Overview

Unleashing Potential of World-Class Oil Assets

U.S. well productivity showcases asset quality

Source: IHS/Devon. All wells drilled from 2015 through 2019 YTD. Includes operators with more than 150 wells.



950
850
750
650
550
450
350
250
Avg. 90-Day IPs BOED, 20:1
SUPERIOR WELL RESULTS
>45%
VS. PEER AVG.
PEER AVG.
Top 50 U.S. Producers

DELIVERING IMPROVED CAPITAL EFFICIENCY
(SEE PAGE 6 FOR DETAILS)

Inventory provides multi-decade growth opportunity

Gross **operated** inventory locations (non-operated locations not included)



6,000
4,000
2,000
0
>20 YEAR INVENTORY
(AT CURRENT DRILLING PACE)
6,500 operated locations
15 YEAR INVENTORY
(AT CURRENT DRILLING PACE)
4,200 operated locations
PRB
Eagle Ford
STACK
Delaware Basin
~280 operated wells online
2019 Program
High-Return Inventory
(@ $50 WTI)
Risked Inventory
(@ $60 WTI)

Note: High-return inventory represents locations estimated to generate >20% IRR. Returns based on all-in E&P capital investment, which includes drilling, completion and well-site facilities and flow back.

Q2 2019 Operations Report 3

Executing on Our Disciplined Strategy Oil growth outlook raised for 2nd time in 2019 Delaware well productivity drives volumes +58% (pg. 14) Capital spending outlook lowered in 2019 (pg. 6) Cost savings program: $780 million/year (>70% in 2019) Divestiture program advances with sale of Canada Debt reduced by >80% (since 2015 – pg. 10) returned >$4 billion of cash to shareholders (since 2018) ü ü ü ü ü ü KEY ACCOMPLISHMENTS ü Fund high-return projects Improve financial strength Return cash to shareholders Generate free cash flow 1 2 3 4 KEY STRATEGIC OBJECTIVES

Beat Q2 guidance Devon Delivers Strong Q2 Outperformance LOE & GP&T (per Boe) G&A expenses ($MM) EBITDAX(3) ($MM) Upstream capital(1) ($MM) Free cash flow(3)(4) Average share count (MM) Dividend (per share) $7.61 $114 $627 $478 $59 415 $0.09 -11% -16% +4% -11% n/a -20% +13% U.S. oil volumes(1) (MBOD) Oil realizations(2) (% of WTI) Q2 2019 142 97% YoY Change +13% 0% Key Metrics U.S. oil production exceeds top-end of guidance New Devon (MBOD) 142 (Q2 Guide: 134-141) 126 G&A LOE & GP&T Interest Improving cost structure expands margins Per-unit cost ($/BOE) SINCE Q1 2018 DECLINE 22% $12.29 $15.67 5,000 ABOVE GUIDANCE U.S. OIL PRODUCTION BARRELS PER DAY Represents New Devon performance (excludes Barnett Shale). Includes benefits of basis swaps and firm transport. EBITDAX and free cash flow are non-GAAP measures. Reconciliation provided in Q2 earnings release. Includes discontinued operations.

lowering 2019 capital outlook by $50 million Structural improvements driving capital efficiency: Wolfcamp cycle times and costs improving (pg. 16) Turner development activity lowering PRB costs (pg. 19) Eagle Ford D&C costs improving (pg. 20) STACK activity tailored to current environment (pg. 21) redeploying STACK capital to Delaware & PRB in 2H19 Capital efficiency showcased with Q2 results New Devon upstream capital 9% Q2 2019 CAPITAL SPENDING Q2 2019 CAPITAL: $478 MILLION BELOW GUIDANCE Efficiencies driving improved capital outlook New Devon 2019e E&P capital Improved 2019 Capital Spending Outlook $1.8-$1.9 E&P CAPITAL 51% DELAWARE 18% STACK 13% POWDER RIVER 18% EAGLE FORD BILLION RAISING OIL GROWTH OUTLOOK FOR 2ND TIME IN 2019 (SEE PAGE 12 FOR DETAILS) Previous Guidance ($1.8 - $2.0 billion)

Cost savings initiatives trending ahead of plan Estimated cost savings by area as of 7/31/19 ($MM) Optimizing New Devon’s Cost Structure Aggressively pursuing improved cost structure New Devon expected cost savings by area vs. 2018 results ($MM) $780 ANNUAL COST SAVINGS BY 2021 MILLION G&A $300 MM Interest $130 MM Per-Unit Recurring LOE $50 MM D&C Efficiencies $300 MM (1) 75% BY YEAR-END 2019 >50% BY YEAR-END 2019 (1) Assumes $3 billion of debt repayments with sales proceeds from the exit of Canada and Barnett. Cost savings momentum driving improved guidance reducing G&A guidance for 2nd time in 2019 D&C efficiencies: raising 2019 cost savings target by 10% Debt redemption leading to improved interest outlook Delaware success driving LOE rates lower vs. plan (1) (Run-rate as of 7/31/19) CURRENTLY ACHIEVED (Based on decisions made) UPCOMING 2019 SAVINGS (Expected during 2020 & 2021) FUTURE COST INITIATIVES

Marketing Strategy to Maximize Margins

- Multi-basin portfolio provides market diversification
  - Physical & financial hedges further mitigate risk
  - Q2 oil realizations: 97% of WTI[1] (72% of revenue)
  - Flexibility to move product to advantaged markets
- Positioned for flow assurance & advantaged pricing
  - Majority of oil has exposure to Gulf Coast pricing
  - Gas has access to premium markets in southeast U.S.
  - NGLs priced off Mt. Belvieu (access to export markets)
- Delaware marketing strategy creating value
  - No exposure to West Texas Light crude
  - Average Delaware API gravity: ~41 degrees
  - Contractual GRAVITY PROTECTION up to 60 degree API
  - Basis Swaps protect >80% of gas ($12 million uplift in Q2)

(1) Includes benefits of basis swaps & firm transport.

Access to premium gulf coast markets


STACK
Delaware Basin
Majority of oil has exposure to Gulf Coast pricing
Eagle Ford
Gulf Coast

Marketing strategy delivering differentiated results

New Devon oil realizations (% of WTI)


97%
98%
99%
97%
97%
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Basis swaps & firm transport uplift
Floating oil realizations

Q2 2019 Operations Report
8

Committed to Return of Capital to Shareholders

Dedicated to disciplined allocation of capital



$10.3 Billion
~70%
ALLOCATED TO SHAREHOLDER RETURNS & DEBT REDUCTION
Dividends
Debt reduction(1)
Share buyback(2)
New Devon capital
Key Uses of Cash Since 2018

Repurchase program accelerates per-share growth



Outstanding shares (MM)
527
521
491
459
434
415
402
~380(3)
~30%
SHARE COUNT REDUCTION
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
07/31/19
YE 2019e

(1) Debt reduction includes debt that was redeemed in July 2019.
(2) Share buyback includes repurchases made year-to-date.
(3) Assumes remaining authorization is completed by year-end and incremental shares are repurchased at current share price.

Q2 2019 Operations Report 9

Building a Fortress Balance Sheet

Significant liquidity with no near-term debt maturities

Debt maturities ($MM)



$5,300(1)
Cash
Credit Facility
SIGNIFICANT FINANCIAL FLEXIBILITY
NO DEBT MATURITIES
UNTIL 2025
$485
$73
$675
$366
$1,250
$750
$750
Liquidity
2025
2027
2031
2032
2041
2042
2045

Aggressive debt reduction improves financial strength

Net debt ($B)



$10.8
>80%
REDUCTION
SINCE 2015
$2.0
12/31/2015
12/31/2016
12/31/2017
12/31/2018
Current

Low leverage provides competitive advantage

NET DEBT
0.8x ▼
TO EBITDAX
AS OF 7/31/2019

($ in billions)	
Total debt (GAAP)[1]	$4.3
Less cash[1]	$2.3
Net debt (Non-GAAP)	$2.0
EBITDAX (Non-GAAP)[2]	$2.6
Net debt to EBITDAX ratio	**0.8x**

- Expect to reduce up to $3 billion of debt by year-end
  - $1.7 billion of debt redeemed YTD
  - More debt reduction expected in 2H 2019
  - Potential INTEREST SAVINGS of ~$130 million annually
- Hedging program further protects financial strength
  - Mark-to-market value: $185 MILLION (as of 8/2/19)
  - Majority of oil and gas volumes protected in 2H 2019

(1) Cash and debt adjusted for the $1.5 billion debt redemption in July 2019.
(2) Based on last 12 months results for continuing operations. Non-GAAP reconciliation provided in Q2 earnings release.

Q2 2019 Operations Report 10

Divestiture Program Accelerates Value Creation

- **Resource depth** allows for portfolio high-grading
- **Canada sale closed:** CAD $3.8 billion (USD $2.8B)
  - ACCRETIVE MULTIPLE at ~10x cash flow(1)
  - Removes political, egress & pricing uncertainty
  - Net proceeds: USD $2.6 billion (after FX & PPA(2))
  - Retained Canadian cash balances (USD $500 million)
- **Progressing Barnett Shale** divestiture process
  - Data room currently open
  - Initial bids expected by end of Q3
  - Expect to exit position by year-end
- **Utilizing proceeds** for debt reduction


SALES PRICE:
CAD $3.8 BILLION
ACCRETIVE MULTIPLE:
~10x CASH FLOW(1)
CANADIAN HEAVY OIL
SOLD
CLOSED:
Q2 2019
POWDER RIVER
ROCKIES CO_2
Q2 Production: 3 MBOED
Sales process: Ongoing
STACK
DELAWARE BASIN
BARNETT SHALE
Q2 Production: 100 MBOED
Data room: Open
EAGLE FORD
NEW DEVON ASSETS
DIVESTITURE ASSETS

(1) Assuming $55 WTI oil pricing and $20 WCS differentials.
(2) Refers to purchase price adjustments.

Q2 2019 Operations Report 11

Strong Execution Driving Improved 2019 Outlook Scalable growth in Delaware & PRB driving U.S. costs lower Canada exit improves G&A outlook by ~$80 million annually $1.7 billion debt redeemed YTD (reduced interest by >$60 million) LOE & GP&T G&A Financing costs Run-rate savings to exceed $200 million by year-end Higher-cost Canadian assets exit portfolio More growth expected in Q4 vs. Q3 (timing of high-impact wells) raising oil growth outlook for 2nd time in 2019 U.S. oil growth Structural improvements driving capital efficiency gains (pg. 6) Capital investment redeploying STACK capital to Delaware & PRB in 2H 2019 Updated Guidance 18% – 20% (vs. 2018) $7.50 – $7.75 (per BOE) $450 – $490 ($ in millions) $250 – $270 ($ in millions) $1.8 – $1.9 ($ in billions) vs. Original Guidance Key Messages Represents New Devon performance target (excludes Barnett Shale) (1) (1) Improvement 15% Improvement 16% Improvement 19% Improvement More debt reduction expected in 2H 2019 $50 Basis Point 400 Million Improvement

Q2 2019 - ASSET DETAIL NEW DEVON DELAWARE STACK POWDER RIVER EAGLE FORD(3) OTHER NEW DEVON PRODUCTION Oil (MBbl/d) 142 67 31 15 23 6 NGL (MBbl/d) 82 27 40 2 12 1 Gas (MMcf/d) 575 158 313 22 81 1 Total (MBoe/d) 321 120 124 21 49 7 ASSET MARGIN (per Boe) Realized price $31.68 $34.83(2) $23.96 $45.44 $37.50 $47.43 Lease operating expenses ($3.66) ($4.33) ($1.84) ($6.95) ($2.85) ($20.34) Gathering, processing & transportation ($3.80) ($2.31) ($5.10) ($1.71) ($5.59) ($0.09) Production & property taxes ($2.34) ($2.84) ($1.25) ($4.99) ($2.43) ($4.33) Cash margin $21.88 $25.35 $15.77 $31.79 $26.63 $22.67 CAPITAL ACTIVITY Upstream capital ($MM) $478 $235 $94 $87 $53 $9 Operated development rigs (avg.) 20 9 3 4 4 Operated frac crews (avg.) 6 2 2 1 1 Operated spuds 87 23 16 17 31 Operated wells tied-in 64 28 21 6 9 Average lateral length 8,000’ 7,500’ 9,000’ 9,500’ 6,000’ OTHER KEY STATS General & administrative expenses ($MM) $114(1) Financing costs, net ($MM) $66 Share count (MM) (avg.) 415 Includes Barnett until the asset is divested. Includes benefits of regional basis swaps and firm transport in the Delaware totaling $10 million. Includes partner activity. Q2 2019 – Key Asset Modeling Stats For additional modeling stats and updated guidance see our Q2 earnings release tables

Delaware Basin – Capital-Efficient Growth Engine

- Activity diversified by formation across 5 core areas
  - 28 new wells: Avg. IP30 2,100 BOED (7,500′ laterals)
  - Efficiencies driving higher activity (+5 wells vs. budget)
- Base production efforts improve decline profile
  - OUTPERFORMED PLAN by 10% year-to-date
  - Driven by reduced downtime and well optimization
- Wolfcamp program continues to build momentum
  - Strong initial rates at Flagler (IP30/1k ft: 425 BOED)
  - Drilling times improve by 20% vs. 2018 results
  - Facility redesign reducing capital by up to 50% per well
- Water infrastructure investment creating value
  - Operate ~40 disposal wells and 8 water reuse facilities
  - >90% of produced water on pipe (water use: 80% recycled)
  - Delivering SAVINGS OF >$2 PER BARREL of water (vs. trucking and sourcing of water)

Generating high-return production growth

Production (MBOED)


Gas
NGL
Oil
76
120
58% GROWTH
YEAR OVER YEAR
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019

Operating scale driving per-unit costs lower

LOE & GP&T expense ($/BOE)


$9.54
$9.03
$7.64
$6.81
$6.64
>30%
IMPROVEMENT
2016
2017
2018
Q1 2019
Q2 2019

Q2 2019 Operations Report
14

Development Projects Advancing on Plan


DELAWARE BASIN DEVELOPMENT ACTIVITY
2019 YTD ACTIVITY
~2,500 BOED/WELL AVG. IP30
Eddy
Lea
Cat Scratch (Phase 2)
THISTLE/GAUCHO
TODD
N Thistle 10
Belloq
Spud Muffin
COTTON DRAW
Thistle Cobra
Jayhawk
Lusitano (Phase 2)
POTATO BASIN
2019 developments online
Projects underway
New Mexico
Texas
Loving
RATTLESNAKE

1. **Fighting Okra** (9,500′ laterals)
9 Wolfcamp wells
Avg. IP30: 3,200 BOED

2. **Cat Scratch** (8,000′ laterals)
10 Bone Spring wells
Avg. IP24 hr: 10 MBOED (Top 5 wells)

3. **Cotton Draw** (10,000′ laterals)
4 Leonard wells
Avg. IP30: 2,200 BOED

4. **Gaucho** (5,500′ laterals)
5 Bone Spring wells
Avg. IP30: 2,100 BOED

5. **Rio Blanco** (7,000′ laterals)
4 Bone Spring wells
Avg. IP30: 1,500 BOED

6. **Flagler** (4,500′ laterals)
7 Wolfcamp wells
Avg. IP30: 2,000 BOED

7. **N Thistle 34** (10,000′ laterals)
6 Leonard wells
Avg. IP30: 2,100 BOED

8. **Snapping** (7,500′ laterals)
5 Leonard wells
Avg. IP30: 1,900 BOED

9. **VanMar** (10,000′ laterals)
4 Bone Spring wells
Avg. IP30: 2,700 BOED


Q2-2019a
Q3-2019e
Q4-2019e
Q1-2020e
N Thistle 10
(6 Leonard wells)
Completion
Production
Belloq
(5 Bone Spring wells)
Completion
Production
Spud Muffin
(8 wells in the Bone Spring and Wolfcamp)
Drilling
Completion
Production
Lusitano
(Phase 2: 5 wells in the Bone Spring and Wolfcamp)
Drilling
Completion
Production
Thistle Cobra
(8 wells in the Leonard and Wolfcamp)
Drilling
Completion
Production
Cat Scratch
(Phase 2: 10 Bone Spring wells)
Drilling
Completion
Production
Jayhawk
(8 Wolfcamp wells)
Drilling
Completion
Production

Activity transitioning to Wolfcamp formation

% of Delaware Basin activity

2018	2019e	2020e
24%	45%	65%

Q2 2019 Operations Report 15

Step-Change in Well Productivity and Efficiency Gains

Development focus driving productivity gains

Avg. 90-day IPs BOED results (20:1)


IMPROVEMENT DRIVEN BY:
High-graded development in core areas
Integrated reservoir characterization
Optimized completion designs & execution
600
2,000
>200%
IMPROVEMENT
SINCE 2015
2015
2016
2017
2018
2019 YTD

Strong initial rates translating into improving recoveries

Oil EUR improvement by Northern Delaware operator (2018 vs. 2017)


60%
40%
20%
0%
-20%
-40%
Peer Avg.
DVN
Peer
Peer
Peer
Peer
Peer
Peer
Peer

Source: Seaport Global Securities. Represents peers in Northern Delaware Basin within Seaport coverage.

Improving drilling times

Drilled feet per day (Wolfcamp formation)


20% INCREASE
625
700
750
2018
Q1 2019
Q2 2019

Completing wells faster

Completed feet per day (Wolfcamp formation)


>40% INCREASE
820
880
1,180
2018
Q1 2019
Q2 2019

Q2 2019 Operations Report 16

Delaware – Acreage Located in the Best Part of the Play Top-tier well productivity… IP BOE/Lateral foot Highest oil content… Gas-oil ratio, SCF/BBL Lower operating costs (less water disposal) Water-oil ratio, BBL/BBL DVN Focus Area Source: Tudor Pickering, Holt & Company IP BOE/Lateral Low High Gas-Oil Ratio Low High Water-Oil Ratio Low High DVN Focus Area DVN Focus Area

Acreage Trades Optimizing Value of Our Resource

- Leading acreage position in SE New Mexico
  - Net acreage: >250,000 surface acres
  - Concentrated in economic core of play
- Significant value uplift from acreage trades
  - Traded ~35,000 net acres over past 3 years
  - INCREASES WORKING INTEREST in operated sections
  - Allows for drilling LONGER LATERALS
  - Reduces non-core, lower-return acreage
- Value creating trades accelerating in 2019
  - $110 million of NPV uplift (12 trades YTD)
  - Lowers non-op capital exposure by $240 million
- TOP HIGHLIGHT: 5,500 acres added to Todd area (Additive to Boundary Raider/Cat Scratch Fever development)

Acreage trades enhancing the value of stacked-pay position

Graphic for illustrative purposes


Potato Basin
Todd
Cotton Draw
Rattlesnake
Thistle
~5,000 feet of pay
(Resource potential)
Delaware
Up to 4 wells/ landing zone
Leonard
Up to 4 wells/ landing zone
Bone Spring
Up to 4 wells/ landing zone
Wolfcamp
4 -8 wells/ landing zone

2,000 "HIGH-RETURN" OPERATED LOCATIONS DERISKED(1)
(16-YEAR INVENTORY WITH SIGNIFICANT UPSIDE FROM APPRAISAL ACTIVITY)

(1) High-return inventory represents locations estimated to generate >20% IRR. Returns based on all-in E&P capital investment, which includes drilling, completion and well-site facilities and flow back.

Q2 2019 Operations Report 18

Powder River Basin – Oil Growth Accelerating

- Net production increased 29% year over year
  - Delivering highest margins in portfolio (+18% vs. Q1)
  - 6 wells brought online (Avg. IP30: 1,500 BOED; 80% oil)
- Turner development driving operational efficiencies
  - YTD drilling times improve ~40% vs. 2018
  - D&C cost savings: >$1 million per well by year-end
- High-return oil growth accelerates in 2H 2019
  - Year-end exit-rates: >50% oil growth (vs. Q4 '18)
  - Efficiencies driving higher activity (+10 spuds vs. plan)
  - Operating scale to drive LOE >25% lower vs. 1H
- Niobrara provides significant upside potential
  - 4th appraisal well flowing back (see map)
  - RESOURCE CATALYST: initial spacing test online in 2H

POWDER RIVER BASIN ACTIVITY



Super Mario Area
RU DILTS 35-4XTLH (Turner)
Avg. IP30: 1,900 BOED
RU DILTS 35-CXTUH (Turner)
Avg. IP30: 1,300 BOED
RU JFW 14-1XTH (Turner)
Avg. IP30: 1,100 BOED
RU PRCC 36-2XTLH (Turner)
Avg. IP30: 2,300 BOED
RU PRCC 36-4XTUH (Turner)
Avg. IP30: 1,500 BOED
Niobrara appraisal well
Flowing back
Initial Niobrara spacing test
Online in 2H 2019
Upcoming Activity
Q2 2019 Key Activity
Converse

Drilling times improving

Drilled feet per day (Turner formation)



~40% IMPROVEMENT
658
764
915
2018
Q1 2019
Q2 2019

Significant capital savings

Drilling and completion cost savings (Turner formation)



UNBUNDLING SUPPLY CHAIN
WELL DESIGN & DRILLING
COMPLETION EFFICIENCIES
>$1.0 MILLION
SAVINGS PER WELL

Q2 2019 Operations Report
19

Eagle Ford – Expanding Resource Opportunity

- Q2 production averaged 49 MBOED (~50% oil)
  - 9 new wells online (Avg. IP30: 2,500 BOED)
  - Activity increased to 4 drilling rigs in the quarter
  - Production exit-rate: >50 MBOED by year-end
- Achieving improved capital results with new partner
  - Initial results indicate D&C savings of >10%
  - Potential for CAPITAL SAVINGS of >$500,000 per well
- Appraisal initiatives expanding resource opportunity
  - Initial 3 Eagle Ford redevelopment wells successful
  - Refrac IRRs competing with new well economics
- 10-year drilling inventory with upside potential
  - 700 "high-return" undrilled locations identified[1]
  - 200 risked refrac candidates identified (>700 potential)



EAGLE FORD ACTIVITY
FREE CASH FLOW ($MM)
~$500
LAST 12 MONTHS
Muir C 4H
Eagle Ford Refrac
Avg. IP30 Uplift: 1,400 BOED
Immenhauser A 14H
EF Redevelopment well
Avg. IP30: 1,100 BOED
Gonzales
Bednorz B 11H
EF Redevelopment well
Avg. IP30: 2,000 BOED
Muir
5 Lower Eagle Ford wells
Avg. IP30: 3,600 BOED/Well
Krause B 2H
Eagle Ford Refrac
Avg. IP30 Uplift: 1,250 BOED
Karnes
Vasbinder A 11H
EF Redevelopment well
Avg. IP30: 2,400 BOED
Dewitt
Upcoming 2H 2019 Activity
Eagle Ford development wells
2019 Refrac Program
Q2 2019 Key Activity

(1) High-return inventory represents locations estimated to generate >20% IRR. Returns based on all-in E&P capital investment, which includes drilling, completion and well-site facilities and flow back.

Q2 2019 Operations Report 20

STACK – Optimizing Development Activity

- Lighter-spaced projects delivered strong results
  - 17 strong Meramec wells online in Q2
  - Top highlights: Baker & Everett projects (see map)
  - YTD drilling times improve ~20% vs. 2018
- Tailoring capital activity to current environment
  - REDUCING CAPITAL outlook by $50 million
  - 2H 2019 activity to decline by ~40% (vs. 1H 2019)
- Prioritizing free cash flow over volume growth
  - 2019e free cash flow: ~$300 million
  - Midship pipeline to provide pricing upside by YE19
- Evaluating partner opportunities to optimize development of play
  - Significant inventory provides long-term optionality

STACK DEVELOPMENT ACTIVITY



Blaine
Kingfisher
Canadian
2019 Meramec Focus Area
Baker
(4 wells/DSU)
Avg. IP30: 2,400 BOED/Well
Everett
(4 wells/DSU)
Avg. IP30: 3,000 BOED/Well
Kraken
(7 wells/DSU) (online Q1)
Avg. IP30: 2,000 BOED/Well
Morning Thunder
(4 wells/DSU)
Avg. IP30: 1,900 BOED/Well(1)
ML
(5 wells/DSU)
Avg. IP30: 1,400 BOED/Well
Upcoming Developments
Key 2019 Meramec Results

(1) Normalized for 10,000' laterals.

REDUCING CAPITAL OUTLOOK ▼

$50MM

(2019e CAPITAL: $325-$375)

Substantial free cash flow

(in $MM)	2019e
Revenue	$1,000
Production Expenses	$350
Cash Margin	$650
Capital Expenditures	$325-$375
Free Cash Flow	~$300

Q2 2019 Operations Report 21

Investor Contacts & Notices Investor Relations Contacts Scott CoodyChris Carr VP, Investor RelationsManager, Investor Relations 405-552-4735405-228-2496 Email: investor.relations@dvn.com Forward-Looking Statements This presentation includes “forward-looking statements” as defined by the Securities and Exchange Commission (the “SEC”). Such statements include those concerning strategic plans, our expectations and objectives for future operations, as well as other future events or conditions, and are often identified by use of the words and phrases “expects,” “believes,” “will,” “would,” “could,” “continue,” “may,” “aims,” “likely to be,” “intends,” “forecasts,” “projections,” “estimates,” “plans,” “expectations,” “targets,” “opportunities,” “potential,” “anticipates,” “outlook” and other similar terminology. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Devon expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Consequently, actual future results could differ materially from our expectations due to a number of factors, including, but not limited to: the volatility of oil, gas and NGL prices; uncertainties inherent in estimating oil, gas and NGL Investor Notices reserves; the extent to which we are successful in acquiring and discovering additional reserves; the uncertainties, costs and risks involved in oil and gas operations; regulatory restrictions, compliance costs and other risks relating to governmental regulation, including with respect to environmental matters; risks related to regulatory, social and market efforts to address climate change; risks related to our hedging activities; counterparty credit risks; risks relating to our indebtedness; cyberattack risks; our limited control over third parties who operate some of our oil and gas properties; midstream capacity constraints and potential interruptions in production; the extent to which insurance covers any losses we may experience; competition for assets, materials, people and capital; our ability to successfully complete mergers, acquisitions and divestitures; and any of the other risks and uncertainties discussed in our Form 10-K and other filings with the SEC. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The forward-looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Devon on its website or otherwise. Devon does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise. Use of Non-GAAP Information This presentation may include non-GAAP financial measures. Such non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. For additional disclosure regarding such non-GAAP measures, including reconciliations to their most directly comparable GAAP measure, please refer to Devon’s second-quarter 2019 earnings release at www.devonenergy.com and Form 10-Q filed with the SEC. Cautionary Note to Investors The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. This presentation may contain certain terms, such as high-return inventory, potential locations, risked and unrisked locations, estimated ultimate recovery (EUR), exploration target size and other similar terms. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. The SEC guidelines strictly prohibit us from including these estimates in filings with the SEC. Investors are urged to consider closely the disclosure in our Form 10-K, available at www.devonenergy.com. You can also obtain this form from the SEC by calling 1-800-SEC-0330 or from the SEC’s website at www.sec.gov.